Industry Canada

Certificate of Amendment

Canada Business Corporation Act




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     Moving Bytes Inc.                                      377885-1

    =================                                  =================
    Name of Corporation                                Corporation Number


       I hereby certify that the articles of the above-named corporation were amended:

a)   under   section   13  of   the   Canada   Business        [_]
     Corporation Act in Accordance with the attached notice;

b)   under   section   27  of   the   Canada   Business        [_]
     Corporation   Act  as  set  out  in  the  attached
     articles of amendment designating a series of shares;

c)   under   section   179  of  the   Canada   Business        [X]
     Corporation   Act  as  set  out  in  the  attached
     articles of amendment;

d)   under   section   191  of  the   Canada   Business        [_]
     Corporation   Act  as  set  out  in  the  attached
     articles in reorganization;



/s/____________________                        July 24, 2002


       Director                                Date of Amendment

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Canada

 Industry Canada                                    FORM 4
                                              ARTICLES OF AMENDMENT
  Canada Business                              (SECTION 27 OR 177)
  Corporation Act

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1--Name of the Corporation                                | 2--Corporation No.

E*Comnetrix Inc.                                          377885-1
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3--The articles of the above-named corporation are amended as follows:


Article 1--

Name of the Corporation

Moving Bytes Inc.








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Date                       | Signature                 | 4--Capacity of

6/11/02                   /s/ Mark M. Smith               President and Director
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For Department Use Only    | Printed Name

Filed
JUL 23 2002               Mark M. Smith
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IC 3609 (2001/11)